UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 18, 2007

The National Collegiate Student Loan Trust 2007-3

(Exact Name of Registrant as Specified in Charter)

The National Collegiate Funding LLC

(Exact Name of Depositor and Sponsor as Specified in Charter)

Delaware	333-141132-03	92-0195957
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

800 Boylston Street, 34th Floor, Boston, MA	02199-8157
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 895-4283

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The consolidated financial statements of The Education Resources Institute, Inc. (“TERI”) as of and for the years ended June 30, 2005, June 30, 2006 and June 30, 2007, prepared in accordance with accounting principles generally accepted in the United States of America, to be included in the prospectus supplement of The National Collegiate Student Loan Trust 2007-3 dated September 19, 2007 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of TERI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2007

THE NATIONAL COLLEGIATE FUNDING LLC, as Depositor for THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2007-3

By:	GATE Holdings, Inc., Member

By:	/s/ JOHN A. FOXGROVER
John A. Foxgrover
Vice President